UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2009

LBI MEDIA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-110122	05-0584918
(Commission File Number)	(IRS Employer Identification No.)

1845 West Empire Avenue Burbank, California	91504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 563-5722

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02.	Results of Operations and Financial Condition

LBI Media, Inc. (“LBI Media”), a California corporation and wholly owned subsidiary of LBI Media Holdings, Inc. (“LBI Media Holdings”), held a conference call on November 16, 2009 to discuss its financial results for the three and nine months ended September 30, 2009. LBI Media was also available to answer questions during the conference call. The transcript from the conference call is filed as Exhibit 99.1 and is hereby incorporated by reference in its entirety. The information in this Form 8-K and the exhibit attached hereto is being furnished (not filed) under Item 2.02 of Form 8-K. The transcript has been selectively edited to facilitate the understanding of the information communicated during the conference call.

During the conference call, LBI Media used the term “Adjusted EBITDA”. Adjusted EBITDA consists of net income or loss less income from discontinued operations, net of taxes, plus income tax benefit or expense, net interest expense, interest rate swap income or expense, stock-based compensation expense, impairment of broadcast licenses, depreciation, loss on disposal of property and equipment and other non-cash gains or losses. The term, as defined by LBI Media, may not be comparable to similarly titled measures employed by other companies and is not a measure of performance calculated in accordance with U.S. generally accepted accounting principles (“GAAP”).

The management of LBI Media considers the measure an important indicator of its liquidity relating to its operations, as it eliminates the effects of certain non-cash items, the company’s discontinued operations and the company’s capital structure. The management believes liquidity is an important measure for LBI Media because it reflects its ability to meet its interest payments under its substantial indebtedness and is a measure of the amount of cash available to grow LBI Media through its acquisition strategy. The measure should be considered in addition to, but not as a substitute for or superior to, other measures of liquidity and financial performance prepared in accordance with GAAP, such as cash flows from operating activities, operating income, and net income.

LBI Media believes Adjusted EBITDA is useful to an investor in evaluating its liquidity and cash flow because:

•

it is widely used in the broadcasting industry to measure a company’s liquidity and cash flow without regard to items such as stock-based compensation expense, depreciation and impairment of broadcast licenses. The broadcast industry uses liquidity to determine whether a company will be able to cover its capital expenditures and whether a company will be able to acquire additional assets and broadcast licenses if the company has an acquisition strategy. LBI Media believes that by eliminating the effect of certain non-cash items, Adjusted EBITDA provides a meaningful measure of liquidity;

•

it gives investors another measure to evaluate and compare the results of LBI Media’s operations from period to period by removing the impact of non-cash expense items, such as depreciation and impairment of broadcast licenses. By removing the non-cash items, it allows investors to better determine whether LBI Media will be able to meet its debt obligations as they become due; and

•	it provides a liquidity measure before the impact of a company’s capital structure by removing net interest expense items and interest rate swap income or expense.

LBI Media’s management uses Adjusted EBITDA:

•	as a measure to assist LBI Media in planning its acquisition strategy;

•	in presentations to LBI Media’s board of directors to enable them to have the same consistent measurement basis of liquidity and cash flow used by management;

•	as a measure for determining LBI Media’s operating budget and its ability to fund working capital; and

•	as a measure for planning and forecasting capital expenditures.

The table set forth below reconciles net cash (used in) provided by operating activities, calculated and presented in accordance with GAAP, to Adjusted EBITDA:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
	(unaudited, in thousands)
Net cash (used in) provided by operating activities	$(713)	$1,346	$860	$5,410
Add:
Income tax expense (benefit)	3,310	(15,575)	(12,034)	(10,666)
Interest expense and interest and other income, net	7,013	7,418	20,848	22,412
Less:
Effect of discontinued operations	(347)	(340)	(1,015)	(1,020)
Amortization of deferred financing costs	(318)	(285)	(950)	(914)
Amortization of discount on subordinated notes	(69)	(64)	(204)	(189)
Amortization of program rights	(1,093)	(133)	(2,107)	(413)
Provision for doubtful accounts	(969)	(292)	(1,660)	(929)
Loss on sale of property and equipment	—	(62)	—	(62)
Changes in operating assets and liabilities:
Cash overdraft	—	—	395	—
Accounts receivable	1,460	(100)	3,904	5,493
Program rights	2,284	—	6,238	1,159
Amounts due from related parties	—	4	20	39
Prepaid expenses and other current assets	(17)	154	(232)	35
Employee advances	7	14	14	418
Accounts payable	237	(996)	1,271	43
Accrued liabilities	(661)	323	(2,676)	454
Amounts due to LBI Media Holdings, Inc.	(689)	—	(689)	—
Accrued interest	4,832	4,850	4,662	5,054
Deferred income taxes	(3,309)	15,585	11,735	10,813
Other assets and liabilities	(308)	825	(88)	67

Adjusted EBITDA	$10,650	$12,672	$28,292	$37,204

In addition, during the conference call, LBI Media disclosed its senior secured leverage ratio under its senior credit facilities as 3.9x. LBI Media is required to calculate certain specified financial ratios each quarter, including a senior secured leverage ratio using an adjusted EBITDA. The adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization, impairment of broadcast licenses, stock-based compensation expense, extraordinary expenses (such as acquisition costs and certain litigation related expenses), other income, and other adjustments specified in the agreements governing the senior credit facilities (the “Senior Credit Facilities EBITDA”). The senior secured leverage ratio is calculated as total senior secured debt under the senior credit facilities ($156.5 million at September 30, 2009) divided by the Senior Credit Facilities EBITDA.

The Senior Credit Facilities EBITDA is a non-GAAP financial measure used to determine LBI Media’s compliance with certain financial covenants contained in the agreements governing the senior credit facilities. The Senior Credit Facilities EBITDA does not represent net income or cash flow from operations as those terms are defined by GAAP and does not necessarily indicate whether cash flows will be sufficient to fund cash needs. Further, the Senior Credit Facilities EBITDA is not necessarily comparable to similarly titled captions of other companies as it allows LBI Media to add back certain non-cash, extraordinary, unusual and non-recurring charges that are deducted in calculating GAAP net income. In addition, the agreements governing the senior credit facilities require that the Senior Credit Facilities EBITDA be calculated for the most recent four fiscal quarters. As a result, the Senior Credit Facilities EBITDA may be disproportionately affected by the results of one quarter and may not be comparable to the Senior Credit Facilities EBITDA for any subsequent four-quarter period or any complete fiscal year.

The table set forth below reconciles net loss to the Senior Credit Facilities EBITDA for the twelve months ended September 30, 2009:

Twelve Months Ended September 30, 2009
(Unaudited, in thousands)
Net loss	$(152,496)
Add:
Interest expense (including interest rate swap expenses)	30,542
Depreciation and amortization	182,697
Other non-cash charges	2,812
Extraordinary expenses	2,868
Less:
Intercompany interest income	(302)
Benefit from income taxes, net of real property taxes of $1,152 for the twelve months ended September 30, 2009	(26,322)

Senior Credit Facilities EBITDA	$39,799

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Transcript of conference call on November 16, 2009 discussing financial results for the three and nine months ended September 30, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, LBI Media Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Burbank, State of California, on November 20, 2009.

LBI MEDIA HOLDINGS, INC.

By:	/s/ Wisdom Lu
Wisdom Lu
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of conference call on November 16, 2009 discussing financial results for the three and nine months ended September 30, 2009